Exhibit 10.1
SECOND AMENDMENT TO
INVESTORS’ RIGHTS AGREEMENT
     This Second Amendment to Investors’ Rights Agreement (this “Second Amendment”) is made and entered into as of December 20, 2006, among SIRION HOLDINGS, INC. (f/k/a Tenby Pharma Inc.), a Delaware corporation (the “Company”), and the investors signatory hereto (each such investor is a “Investor” and all such investors are, collectively, the “Investors”). All capitalized terms set forth in this Second Amendment but not otherwise defined herein shall have the meaning ascribed thereto in the Original Agreement.
     WHEREAS, the Company and the Investors have previously entered into that certain Investors’ Rights Agreement dated September 13, 2006, as amended by that certain First Amendment to Investors’ Rights Agreement dated as of November 15, 2006 (collectively as amended, the “Original Agreement”);
     WHEREAS, the Company and the Investors desire to amend certain provisions of the Original Agreement to provide for an additional extension of the required time period within which the Company is required to comply with the requirements of Section 2 of the Original Agreement.
     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:
     1. New Definitions. Section 1 of the Original Agreement is hereby amended by adding the following new definitions thereto (where the same would appear in alphabetical order), to wit:
      “Commission” means the U.S. Securities and Exchange Commission, and any successor federal agency or commission that is delegated administrative authority with respect to the federal securities laws, and the staff thereof.”
      “Securities Act” means the Securities Act of 1933, as amended.”
     2. Definition of “Filing Date”. The term “Filing Date” as defined in Section 1 of the Original Agreement is hereby amended by deleting the current definition in its entirety and substituting the following therefor, to wit:
“Filing Date” means, (a) with respect to the initial Registration Statement required to be filed pursuant to Section 2, the earlier of (i) January 31, 2007, and (ii) the date that is the tenth (10th) day following the closing by the Company of a private offering of equity and/or debt securities pursuant to a financing transaction that results in gross proceeds to the Company of at least $5,000,000, and (b) with respect to any additional Registration Statements that may be required pursuant to Section 3, the 30th day following the date on which the Company receives a valid request for registration pursuant to Section 3.”

     3. No Other Changes. Except as expressly amended hereby, the Original Agreement shall remain in full force and effect and is hereby ratified and affirmed by the parties.
     4. Counterparts. This Second Amendment may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Second Amendment by signing any one counterpart. A facsimile copy (including telephonic, portable digital format or other) of this Second Amendment and any signature(s) hereon shall be considered for all purposes as an original.
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2

     IN WITNESS WHEREOF, the parties have executed this Investors’ Rights Agreement as of the date first written above.

SIRION HOLDINGS, INC.
(f/k/a Tenby Pharma Inc.)

By:	/s/ Barry Butler
Name: Barry Butler
Title: CEO and President
Address for Notice:
3110 Cherry Palm Drive, Suite 340
Tampa, Florida 33619
Facsimile No.: (813) 496-7328
Telephone No.: (813) 496-7325
Attn: Barry Butler
with a copy (which shall not constitute notice) to:
Hill, Ward and Henderson, P.A.
101 East Kennedy Boulevard, Suite 3700
Tampa, Florida 33602
Facsimile No.: (813) 221-2900
Telephone No.: (813) 222-8705
Attn: Reid Haney, Esq.
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NORTH SOUND LEGACY INSTITUTIONAL FUND LLC

By:	North Sound Capital LLC; Manager

By:	/s/ Andrew B. David
Name: Andrew B. David
Title: General Counsel
Address for Notice:
20 Horseneck Lane
Greenwich, Connecticut 06830
Facsimile No.: (203) 340-5701
Telephone No.: (203) 340-5784
Attn: Andrew B. David, Esq.
with a copy (which shall not constitute notice) to:
Proskauer Rose LLP
1585 Broadway
New York, New York 10036
Facsimile No.: (212) 969-2900
Telephone No.: (212) 969-3000
Attn: Adam J. Kansler, Esq.
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NORTH SOUND LEGACY INTERNATIONAL LTD.

By:	North Sound Capital LLC; Investment Advisor

By:	/s/ Andrew B. David
Name: Andrew B. David
Title: General Counsel
Address for Notice:
20 Horseneck Lane
Greenwich, Connecticut 06830
Facsimile No.: (203) 340-5701
Telephone No.: (203) 340-5784
Attn: Andrew B. David, Esq.
with a copy (which shall not constitute notice) to:
Proskauer Rose LLP
1585 Broadway
New York, New York 10036
Facsimile No.: (212) 969-2900
Telephone No.: (212) 969-3000
Attn: Adam J. Kansler, Esq.
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AVALON VENTURES VI, L.P.

By:	Avalon Ventures GP, LLC
its General Partner

By:	/s/ Kevin J. Kinsella
Name: Kevin J. Kinsella
Title: Managing Member
Address for Notice:
c/o Sytera II, Inc.
888 Prospect Street, Suite 320
La Jolla, CA 92037
Facsimile No.: (858) 348-2183
Telephone No.:
Attn:
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AVALON VENTURES VI GP FUND, LLC

By:	Avalon Ventures GP, LLC
its General Partner

By:	/s/ Kevin J. Kinsella
Name: Kevin J. Kinsella
Title: Managing Member
Address for Notice:
c/o Sytera II, Inc.
888 Prospect Street, Suite 320
La Jolla, CA 92037
Facsimile No.: (858) 348-2183
Telephone No.:
Attn:
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AVALON VENTURES VII, L.P.

By:	Avalon Ventures VII GP, LLC
its General Partner

By:	/s/ Kevin J. Kinsella
Name: Kevin J. Kinsella
Title: Managing Member
Address for Notice:
c/o Sytera II, Inc.
888 Prospect Street, Suite 320
La Jolla, CA 92037
Facsimile No.: (858) 348-2183
Telephone No.:
Attn:
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/s/ Barry Butler Barry Butler
Address for Notice:
c/o Tenby Pharma Inc.
3110 Cherry Palm Drive, Suite 340
Tampa, FL 33619
Facsimile No.: (813) 496-7328
Telephone No.: (813) 496-7325
Attn: Barry Butler
with a copy (which shall not constitute notice) to:
Hill, Ward and Henderson, P.A.
101 East Kennedy Boulevard, Suite 3700
Tampa, FL 33602
Facsimile No.: (813) 221-2900
Telephone No.: (813) 222-8705
Attn: Reid Haney, Esq.
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/s/ Roger Vogel Roger Vogel
Address for Notice:
c/o Tenby Pharma Inc.
3110 Cherry Palm Drive, Suite 340
Tampa, FL 33619
Facsimile No.: (813) 496-7328
Telephone No.: (813) 496-7325
Attn: Roger Vogel
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WIDDER FAMILY LIMITED PARTNERSHIP

By:	/s/ Kenneth J. Widder
Name: Kenneth J. Widder, M.D.
Title: Partner
Address for Notice:
c/o Sytera II, Inc.
888 Prospect Street, Suite 320
La Jolla, CA 92037
Facsimile No.: (858) 348-2183
Telephone No.:
Attn: Kenneth J. Widder, M.D.
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THE LICHTER FAMILY TRUST

By:	/s/ Jay Lichter
Name: Jay Lichter, Ph.D.
Title: Trustee
Address for Notice:
c/o Sytera II, Inc.
888 Prospect Street, Suite 320
La Jolla, CA 92037
Facsimile No.: (858) 348-2183
Telephone No.:
Attn: Jay Lichter, Ph.D.
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PHARMABIO DEVELOPMENT INC.
(D/B/A NOVAQUEST)

By:	/s/ Kerry E. Zook
Name: Kerry E. Zook
Title: Vice President
Address for Notice:
4709 Creekstone Drive
Riverbirch Building, Suite 200
Durham, NC 27703
Facsimile No.: (919) 998-2090
Telephone No.: (919) 998-2000
Attn: President
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